Dispositions	12 Months Ended
Dec. 31, 2023
Disposal Groups [Abstract]
Dispositions
9. DISPOSITIONS

MARA Sale
On July 31, 2023, the Company announced that it had entered into a definitive agreement to sell its 56.25% interest in the MARA project, located in the Catamarca province of Argentina, acquired as part of the Acquisition, to Glencore International AG ("Glencore"). On September 20, 2023, the Company completed the sale. The
Company received cash proceeds of $475 million and a life-of-mine copper net smelter return royalty of 0.75% on a 100% interest in the property with the right for Pan American to freely transfer the royalty.
The Company recorded the NSR at an estimated fair value of $90.0 million. The fair value of the NSR was estimated by the Company using a discounted future cash flow model, for which the key assumptions included production metrics and duration based on the preliminary feasibility study on the MARA Project, prevailing consensus metal prices as at September 2023, and an 8% discount rate.
Morococha Sale
On June 19, 2023, the Company entered into a binding agreement to sell its 92.3% interest in Compañia Minera Argentum S.A. (“CMA”), Pan American's Peruvian subsidiary that owned the Morococha mine located in Peru. The sale was completed on September 22, 2023 for cash proceeds of $28.6 million, inclusive of a $5.0 million deposit paid in Q2 2023 and final working capital adjustments. The Company had recorded an impairment charge of $42.4 million (Note 15) upon Morococha's classification as an asset held for sale in June 2023.
Agua de la Falda Sale
On July 31, 2023, the Company entered into a definitive agreement to sell its 57.74% interest in the Agua de la Falda ("ADLF") project, located in the Atacama region of northern Chile, acquired as part of the Acquisition, and completed the sale on November 6, 2023 for cash proceeds of $45.55 million and granted to Pan American’s subsidiary a net smelter return royalty of 1.25% on all precious metals and a net smelter return royalty of 0.2% on all base metals production from certain mineral concessions of ADLF, applied on a pro rata basis in accordance with the ownership interest acquired in such concessions.
The Company recorded the NSR at an estimated fair value of $11.1 million. The fair value of the NSR was estimated using a discounted future cash flow model for which the key assumptions included: production metrics and duration based on preliminary feasibility studies on the project, prevailing consensus metal prices as at November 2023, and a 6% discount rate.
On closing, MARA's, Morococha's and ADLF's net assets attributable to the Company were classified as follows:

	MARA	Morococha	ADLF	Total
Cash proceeds (1)	$475.0	$28.6	$45.5	$549.1
Net smelter return royalty	90.0	—	11.1	101.1
Net proceeds	565.0	28.6	56.6	650.2

Cash and cash equivalents	188.4	5.6	0.1	194.1
Other current assets	9.1	4.8	0.1	14.0
Mineral properties, plant and equipment	1,400.5	35.8	142.2	1,578.5
Other non-current assets	3.1	0.8	—	3.9
Current liabilities	(27.0)	(11.6)	(0.4)	(39.0)
Provisions	(133.2)	(11.2)	(3.7)	(148.1)
Deferred tax liabilities	(380.4)	(0.1)	(38.8)	(419.3)
Long-term debt	(31.5)	—	—	(31.5)
Other long-term liabilities	(19.3)	(0.1)	—	(19.4)
Net carrying amount	1,009.7	24.0	99.5	1,133.2
Non-controlling interest	(444.7)	(2.1)	(42.9)	(489.7)
Net assets attributable to Pan American	565.0	21.9	56.6	643.5
Less: net proceeds	565.0	28.6	56.6	650.2
Gain on sale	$—	$6.7	$—	$6.7
(1) The Morococha sale cash consideration includes $3.6 million related to final working capital adjustments.